First Financial Northwest, Inc.

March 2016

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Company Highlights


First Financial
Northwest Bank
unique. innovative. solutions.
FDIC

Company Highlights

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- **All time high stock price $14.00 – 12/30/15**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $13.37 – 02/29/16

Community Bank:

First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- Converted to a Washington State chartered commercial bank in February 2016.

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 corridor in Western Washington, with a primary focus in King and Snohomish counties

- *Efficient Operations*
  - New contemporary/innovative branch in Mill Creek, WA
  - Coming soon: New branch in Edmonds, WA – Q1 2016
    New branch at The Landing in Renton, WA – Q2 2016

Key Data



Key Financial Ratios

	At or For the Quarter Ended				
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
	(Dollars in thousands, except per share data)				
Performance Ratios:					
Return on assets	0.86%	1.01%	1.00%	0.96%	1.27%
Return on equity	4.87	5.50	5.28	4.94	6.73
Equity-to-assets ratio	17.42	17.78	18.80	18.93	19.36
Interest rate spread	3.18	3.22	3.26	3.23	3.46
Net interest margin	3.33	3.38	3.42	3.40	3.61
Efficiency ratio	66.04	66.34	61.50	56.35	58.49
Noninterest expense as a percent of average total assets	2.17	2.22	2.06	1.84	2.06
Capital Ratios: (1)					
Tier 1 leverage ratio	11.61%	11.74%	11.70%	11.64%	11.79%
Total capital ratio	17.62	17.83	18.52	18.59	19.56
Asset Quality Ratios: (2)					
Nonperforming assets as a percent of total assets	0.48	0.68	0.72	0.86	1.13
ALLL as a percent of total loans	1.36	1.48	1.58	1.54	1.55
ALLL as a percent of nonperforming loans	872.17	417.70	439.05	392.68	783.50

(1) Capital ratios are for First Financial Northwest Bank only.

(2) Loans are reported net of undisbursed funds.

First Financial Northwest, Inc.

Overview of WA Depositories

Ranked by Core ROAA of 27 banks

Financials as of December 31, 2015, unless otherwise noted				LTM Profitability					Balance Sheet Ratios				Deposit Detail		
													LTM Cost of Deps	Composition	
Rank	Company	City, State	Total Assets ($mm)	NIM (%)	Eff. Ratio (%)	ROAA (%)	Core ROAA[1] (%)	Core ROATCE[1] (%)	TCE / TA (%)	Tier 1 Lev. (%)	Loan / Dep. (%)	NPAs / Assets (%)	(%)	CDs (%)	Nonint-Bearing (%)
Washington Based Banks & Thrifts															
1	Columbia Banking System, Inc.	Tacoma, WA	8,954	4.35	59	1.14	1.19	12.4	9.8	-	78	-	0.04	6.2	47.1
2	Washington Federal, Inc.	Seattle, WA	14,685	3.12	50	1.08	1.04	9.2	11.6	-	89	2.53	0.47	44.4	9.5
3	Sound Banking Company	Tacoma, WA	47	5.01	68	1.60	1.04	10.5	10.0	9.8	90	1.06	0.35	18.8	0.0
4	Cashmere Valley Bank	Cashmere, WA	1,382	3.28	53	1.26	1.01	9.5	10.8	-	70	-	0.38	19.9	15.1
5	Banner Corporation	Walla Walla, WA	9,796	4.10	68	0.72	1.00	8.3	10.7	11.1	91	0.49	0.16	17.0	32.5
6	Timberland Bancorp, Inc.	Hoquiam, WA	837	3.83	66	1.14	0.99	9.7	10.3	10.6	91	2.55	0.30	21.9	20.4
7	HomeStreet, Inc.	Seattle, WA	4,894	3.62	83	0.91	0.97	10.5	9.1	9.9	100	1.60	0.37	22.7	19.9
8	Heritage Financial Corporation	Olympia, WA	3,651	4.08	65	1.06	0.96	10.1	9.7	10.4	77	0.84	0.18	13.5	24.8
9	Puget Sound Bancorp, Inc.	Bellevue, WA	481	3.85	61	0.96	0.96	9.9	9.2	-	79	-	-	7.0	48.9
10	First Financial Northwest, Inc.	Renton, WA	980	3.38	64	0.95	0.80	4.3	17.4	-	103	4.78	0.85	-	4.4
		Mean	1,814	3.72	75	0.72	0.63	6.0	10.9	11.0	77	1.71	0.40	23.4	23.6
		Median	194	3.62	76	0.72	0.72	6.3	10.4	10.6	82	1.06	0.36	20.4	22.6

Note(s):
1: Core ROAA and Core ROATCE adjusted for nonrecurring items, negative tax provision, and negative loan loss provision; tax rate normalized at 35% if less than 20%
Missing data points reflect unreported December 31, 2015 financial data
Washington banks and thrifts that have reported December 31, 2015 financial data
Source: SNL Financial
Compiled by: SANDLER O'NEILL + PARTNERS

Overview of WA Depositories

Ranked by TCE/TA (as of December 31, 2015) of 27 banks

Financials as of December 31, 2015, unless otherwise noted				LTM Profitability					Balance Sheet Ratios				Deposit Detail		
													LTM Cost of Deps	Composition	
Rank	Company	City, State	Total Assets ($mm)	NIM (%)	Eff. Ratio (%)	ROAA (%)	Core ROAA[1] (%)	Core ROATCE[1] (%)	TCE / TA (%)	Tier 1 Lev. (%)	Loan / Dep. (%)	NPAs / Assets (%)	(%)	CDs (%)	Nonint-Bearing (%)
Washington Based Banks & Thrifts															
1	First Financial Northwest, Inc.	Renton, WA	980	3.38	64	0.95	0.80	4.3	17.4	-	103	4.78	0.85	-	4.4
2	Olympia Federal S&L Assc.	Olympia, WA	586	3.30	78	0.46	0.46	3.0	15.2	15.5	90	1.03	0.66	44.8	3.4
3	Farmington State Bank	Road Town, WA	11	3.41	83	0.44	0.30	2.0	14.9	15.0	52	0.00	0.21	20.9	22.5
4	South Sound Bank	Olympia, WA	162	3.80	76	0.65	0.65	4.8	14.3	14.2	77	1.00	0.29	11.9	7.2
5	Mountain Pacific Bank	Everett, WA	194	4.25	82	0.48	0.48	3.4	12.7	12.2	93	5.05	0.59	30.4	19.0
		Mean	1,814	3.72	75	0.72	0.63	6.0	10.9	11.0	77	1.71	0.40	23.4	23.6
		Median	194	3.62	76	0.72	0.72	6.3	10.4	10.6	82	1.06	0.36	20.4	22.6

Note(s):
1: Core ROAA and Core ROATCE adjusted for nonrecurring items, negative tax provision, and negative loan loss provision; tax rate normalized at 35% if less than 25%
Missing data points reflect unreported December 31, 2015 financial data
Washington banks and thrifts that have reported December 31, 2015 financial data
Source: SNL Financial
Compiled by: SANDLER O'NEILL + PARTNERS

First Financial Northwest, Inc.

Banks by Market Share

The Largest Banks Operating in the State Ranked by Market share as of June 30, 2015 – Publication Date Dec. 11, 2015

Bank (prior rank) Website	Headquarters	Market share in Washington as of June 30, 2015	Deposits in Washington	# Washington offices	State or federal charter
23 **First Savings Bank Northwest** fsbnw.com	201 Wells Ave. S Renton, WA 98057	0.51%	$686.14 million	1	State

Bank (prior rank) Website	Headquarters	Market share in Washington as of June 30, 2015	Deposits in Washington	# Washington offices	State or federal charter
1 Bank of America, N.A.	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
2 Wells Fargo Bank, N.A.	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
3 U.S. Bank, N.A.	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
4 JPMorgan Chase Bank, N.A.	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
5 KeyBank National Association	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
6 Umpqua Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
7 Washington Federal, N.A.	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
8 Columbia State Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
9 Banner Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
10 Washington Trust Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
11 Heritage Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
12 Union Bank, N.A.	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
13 HomeStreet Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
14 Yakima Federal Savings & Loan Association	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
15 Peoples Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
16 Opus Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
17 Cashmere Valley Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
18 East West Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
19 Kitsap Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
20 HSBC Bank USA, N.A.	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
21 The Commerce Bank of Washington, N.A.	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
22 Skagit State Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
23 First Savings Bank Northwest	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
24 [illegible] Association of Port Angeles	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
24 Timberland Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

* Source: Puget Sound Business Journal Book of Lists 2016

Largest Banks

Part 1: Ranked by Assets of Washington State-Based Banks as of December 31, 2014 – Publication Date April 17, 2015

Business name (prior rank) Website	Address Phone	Total assets as of Dec. 31, 2014	Total deposits in Wash. as of June 30, 2014	Year founded	Top local executive
12 First Savings Bank Northwest fsbnw.com	201 Wells Ave. S Renton, WA 98057 425-255-4400	$931 million	$681.73 million	1923	Joseph Kiley, CEO/president

1 Washington Federal, N.A.	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
2 Columbia State Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
3 Washington Trust Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
4 Banner Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
5 AmericanWest Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
6 HomeStreet Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
7 Heritage Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
8 Yakima Federal Savings and Loan Association	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
9 Peoples Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
10 Cashmere Valley Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
11 Kitsap Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
12 First Savings Bank Northwest	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
13 First Federal Savings and Loan Association of Port Angeles	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
14 The Commerce Bank of Washington, N.A.	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
15 Riverview Community Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
16 Skagit State Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
17 Timberland Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
18 Bank of the Pacific	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
19 Baker Boyer National Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
20 Olympia Federal Savings and Loan Association	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
21 Coastal Community Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
22 1st Security Bank of Washington	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
23 Sound Community Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
24 Inland Northwest Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
25 Foundation Bank	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

* Source: Puget Sound Business Journal Book of Lists 2016

First Financial Northwest, Inc.

Local Economy

Gene Coulon Memorial Park
Hampton Inn by Hilton
Hyatt Regency & Convention Center
Residence Inn by Marriott
SECO Business Park
NE PARK DR
NE PARK DR
I-405 FWY
I-405 FWY

Employers

amazon

- 15,000 employees in the region

BOEING

- Renton – Home of the 737
- 42 planes built each month
- 2018 – 52 planes per month
- 70,000 employees in the region

COSTCO WHOLESALE

- 8,500 employees in the region

GroupHealth.

- New Renton Campus (30 acres)
- Admin, Pharmacy Distribution, etc.
- Additional 2,400 jobs

IKEA

- 400,000sf Retail Center
- One of the largest in the US

FEDERAL RESERVE BANK OF SAN FRANCISCO 12 L INC. MAY 20, 1914

STARBUCKS COFFEE

- 11,000 employees in the region

SEATTLE SEAHAWKS

- Headquarters in Renton

Microsoft

- 40,000 employees in the region

NORDSTROM

- 6,000 employees in the region

PACCAR

- 180,000sf US Parts Distribution Center

SECO DEVELOPMENT, INC

- 350 room Hotel
- 40,000sf Conference Center
- Hyatt Regency
- 700,000+sf Business Park

Weyerhaeuser

- 10,000 employees in the region

Economic Activity



- King County population 2.1 million
- 8% increase from 2010



- Over 54% of Seattle residents with Bachelor's degrees
- 30.4% national average



- King County median house price $440k
  10.86% from 2014
- National median house price $182K
  10.34% from 2014



- Washington apartment vacancy rate 4.55%
- Development boom in South Lake Union
- National apartment vacancy rate 4.3%

UNEMPLOYMENT

- Washington unemployment rate 3.6% down from 9.6% in 2010
- National unemployment rate 5.0% down from 9.5% in 2010

Source: https://www.census.gov/newsroom at 12/31/15

Management Team


First Financial
Northwest Bank

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	4	28
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	3	27
Simon Soh	SVP, Chief Lending Officer (FFNWB)	6	26
Ronnie J. Clariza	SVP, Chief Risk Management Officer	13	15
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	2	33
Gregg H. DeRitis	SVP, Chief Credit Officer (FFNWB)	1	37

Current Performance Metrics



737 MAX FIRST FLIGHT

January 29, 2016


BOEING
737

First Financial Northwest, Inc.

Consolidated Income Statements

	Year Ended December 31,					dollars in thousands
		2015		2014		2013
Net Interest Income	$	30,446	$	32,448	$	31,013
Recapture of provision for loan losses	$	(2,200)	$	(2,100)	$	(100)
Net Interest Income after recaptured provision	$	32,646	$	34,548	$	31,113
Total Noninterest Income	$	1,279	$	498	$	891
Total Noninterest Expense	$	19,878	$	18,503	$	21,082
Income before Tax	$	14,047	$	16,543	$	10,922
Federal Income Tax (benefit)	$	4,887	$	5,856	$	(13,543)
Net Income	**$**	**9,160**	**$**	**10,687**	**$**	**24,465**
Total Assets	**$**	**979,913**	**$**	**936,997**	**$**	**920,979**

Interest Rate Risk

Net Interest Income Estimated Change at September 30, 2015 (per Q3 2015 10-Q)*

Basis Point Change in Rates	Net Interest Income		% Change
	(dollars in thousands)		
+300	$	29,845	6.19%
+200		29,331	4.37
+100		28,752	2.31
Base		28,104	—
(100)		27,339	(2.72)

*Please see September 30, 2015, 10-Q for additional information, including the various assumptions used in this modeling.

Total Loan Portfolio



CRE Concentration 64% or
352.4%* of Adjusted Capital
CRE
$252,501,000
34%
Construction
$86,552,000
11%
Business & Consumer
$14,583,000
2%
Multifamily
$143,862,000
19%
1-4 Family
$253,772,000
34%

*Bank only at December 31, 2015

$751,270,000

Composition of Deposits

(in millions)

Excludes Bank-Owned and Brokered Deposits*



12/31/2013
$36.1
5.9%
$20.4
3.3%
$145.2
23.7%
$410.4
67.1%
Checking
Savings
MMAs
CDs
Significant improvement in core deposits – less reliance on CD's (including EB-5 funds)
12/31/2014
$35.1
6.3%
$23.9
4.3%
$142.5
25.4%
$358.2
64.0%
Checking
Savings
MMAs
CDs
12/31/2015
$45.7
7.5%
$28.3
4.6%
$211.4
34.7%
$323.8
53.2%
Checking
Savings
MMAs
CDs

* At 12/31/14 and 12/31/15 Brokered Deposits were $54.4 million and $66.2 million, respectively

Yields



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.57%
5.52%
5.39%
5.40%
5.35%
5.36%
5.21%
5.23%
5.19%
5.11%
4.57%
4.62%
4.53%
4.58%
4.55%
4.34%
4.13%
4.16%
4.12%
4.10%
1.40%
1.73%
1.70%
1.75%
1.74%
1.78%
1.73%
1.71%
1.87%
2.02%
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Yield on Loans
Total Yield
Yield on Securities

First Financial Northwest, Inc.

Cost of Funds

Focus on reducing COF balanced with reducing exposure to future rising rates.



Refinanced FHLB Advance
Callable Brokered CD
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.46% 2.46% 2.49% 2.48% 2.77%
1.62% 1.54% 1.50% 1.43% 1.25% 1.12% 1.08% 0.97% 0.92%
1.53% 1.43% 1.38% 1.30% 1.16% 1.09% 1.05% 0.99% 0.91%
0.80% 0.81% 0.84% 0.84% 0.87%
0.89% 0.96% 0.96% 0.95% 0.95% 0.95% 0.96%
0.87% 0.86% 0.88% 0.90% 0.90% 0.90% 0.92%
0.84% 0.86% 0.88% 0.88% 0.89% 0.91%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Total COF
Deposit COF
FHLB Advances COF

Net Interest Income & NIM



Q3 2015
FDIC WA
State*
3.84%
(median)
Callable
Brokered CD
$8,400
$8,200
$8,000
$7,800
$7,600
$7,400
$7,200
$7,000
$6,800
$6,600
$6,400
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.11%
3.03%
3.08%
3.09%
3.51%
3.71%
3.71%
3.82%
3.78%
3.86%
3.84%
3.61%
3.40%
3.42%
3.38%
3.33%
$7,710
$7,261
$7,211
$7,038
$7,389
$7,805
$7,745
$8,074
$8,054
$8,178
$8,219
$7,997
$7,522
$7,568
$7,664
$7,692
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
NII (left scale)
NIM (right scale)

Source: FDIC State Profile, Third Quarter - Washington

NIM Adjusted

	Q4 15	Q3 15	Q2 15
NII reported	7,692	7,664	7,568
less: earnings at FRB	(41)	(41)	(41)
add back brokered expense	344	307	304
NII adjusted	7,995	7,930	7,831
avg earning assets reported	915,801	900,306	888,167
brokered cds	(66,151)	(66,122)	(66,122)
	849,650	834,184	822,045
NIM adjusted	3.76%	3.80%	3.81%
NIM reported	3.33%	3.38%	3.42%

Efficient Operations



Q3 2015 FDIC Overhead to Avg. Assets (WA median%) 3.08%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
79%
78%
67%
69%
52%
56%
57%
54%
58%
56%
62%
66%
66%
2.35%
2.64%
2.39%
2.41%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
Name change
Branch opening
Core conversion
Growth initiatives
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Efficiency Ratio (left scale)
Noninterest Expense/ Average Assets (right scale)

* Source: FDIC State Profile, Third Quarter - Washington

Economies of Scale in the Banking Sector

Attaining over $5 billion in assets typically results in more efficient operations, translating into increased profitability and higher valuations.

Efficiency Ratio



80.0%
75.0
70.0
65.0
60.0
55.0
50.0
66.0%
74.0%
67.3%
62.0%
59.5%
59.8%
$0.25 - 1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Noninterest Expense / Average Assets



3.00%
2.80
2.60
2.40
2.17%
2.95%
2.86%
2.63%
2.67%
2.73%
$0.25 - 1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

ROAA



1.20%
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.86%
0.72%
0.88%
0.96%
1.09%
1.04%
$0.25 - 1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

ROATCE



13.0%
12.0
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.9%
8.1%
9.5%
10.7%
12.4%
11.7%
$0.25 - 1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Source: SNL Financial

Asset Quality



SECO Business Park

Nonperforming Loans & Assets as a Percent of Total Loans & Assets



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
8.21%
6.92%
6.25%
5.76%
5.41%
4.78%
99.72% of TDRs are Performing Loans
Includes TDR's as reported by SNL
0.59%
1.68%
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
2013
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

First Financial Northwest, Inc.

Delinquent Loans



$7
$6
$5
$4
$3
$2
$1
$-
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.86%
0.74%
0.60%
0.60%
0.60%
0.34%
$1.73
$4.00
$5.72
$3.61
$1.34
$4.95
$1.31
$2.68
$3.98
$1.54
$2.41
$3.95
$1.62
$2.43
$4.05
$1.26
$1.08
$2.34
Q2 2015
FDIC delinquent & nonaccrual loans to total loans (median %)
0.83%
2013
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Delinquent Loans, 30 to 89 days
Nonaccrual
Total Delinquent, 30 to 89 days and Nonaccrual
Delinquent and Nonaccrual to Loans Receivable, Net (right scale)

Stock Performance/Shareholder Value

AMERICAN BANKER

FRIDAY AUGUST 28, 2015 VOL. 180 No. F333 AMERICANBANKER.COM Follow us on Twitter @AmerBanker SUBSCRIPTIONS: 800.221.1809

Wash. Bank Bouncing Back After Shareholder Revolt

By John Reosti

An unlikely recovery is under way at First Financial Northwest in Renton, Wash.

First Financial, which has spent the last two years putting distance between itself and its thrift heritage, is getting ready to kick the process into high gear. The $944 million-asset company recently changed the name of its primary subsidiary to First Financial Northwest Bank from First Savings Bank Northwest.

It also switched over to a new core processing system and is planning to open a branch 30 miles south of Renton in Mill Creek, Wash. The branch will be just the second in First Financial's 92-year history; the processing system will support mobile banking and more sophisticated ATMs.

"The goal is to be a full-service community bank," said Joseph Kiley 3rd, First Financial's president and chief executive. "We want to be in a better position to serve businesses. We also want to own

See page 4

Slow Recovery

Removing management doesn't immediately address underlying issues at underperforming banks. It can take years to get those banks back on the right track


$3.5M
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
First Financial Northwest
Cardinal Bankshares*
Solera National*
1Q '14
2Q
3Q
4Q
1Q '15
2Q

* Net income at the bank level

Sources: Company filings

FFNW – Stock Price & Book Value

Jun 2011 – Dec 2015
End of Quarters (in dollars)



$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
9.53 9.52 9.64 9.71 9.79 9.84 9.95 10.04 10.88 11.05 11.25 11.42 11.60 11.76 11.96 12.10 12.20 12.32 12.40
5.08 5.62 5.90 7.72 8.12 8.05 7.55 7.81 10.31 10.43 10.37 10.15 10.87 10.21 12.04 12.35 12.46 12.09 13.96
Jun 2011 Sep 2011 Dec 2011 Mar 2012 Jun 2012 Sep 2012 Dec 2012 Mar 2013 Jun 2013 Sep 2013 Dec 2013 Mar 2014 Jun 2014 Sep 2014 Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015
Book Value
Stock Price closing price

FFNW

Share Repurchases 2013 - 2015



1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
1,654,547
501,820
571,651
992,840
274,081
327,112
268,300
396,757
402,657
454,103
$9.97
$10.71
$10.88
$10.90
$10.91
$11.40
$12.00
$11.95
$12.37
$12.54
Q2 2013
Q3 2013
Q4 2013
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Shares Purchased (left scale)
Weighted Average Price (right scale)

MAR 1, 2013 – DEC 31, 2015 REPURCHASED 5,843,868 TOTAL SHARES
AT A WEIGHTED-AVERAGE PRICE OF $11.00

First Financial Northwest, Inc.

First Financial Total Return vs Peers and Broader Indices

LTM Total Return



FFNW 18.2 %
Western US Peers 9.0
KBW Regional Bank 6.1
S&P 500 (0.7)
20%
15
10
5
0
(5)
(10)
(15)
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
FFNW
Western US Peers
KRX
S&P 500

Valuation and Total Return Performance

	FFNW	CACB	PCBK	RVSB	TSBK	PFLC	CZBC	Peer Group Median [1]	Regional Bank Index	S&P 500
Valuation										
Price	$13.96	$6.07	$14.88	$4.69	$12.41	$7.00	$12.40	-	$81.97	$2,044
% of 52-wk High	99.7%	97.1%	91.9%	85.6%	89.5%	100.0%	90.2%	91.0%	87.7%	95.9%
P/TBV [3]	1.13x	1.76x	1.66x	1.31x	1.02x	1.16x	1.07x [3]	1.24x	1.89x	9.59x
P/2016E Earnings [2]	NA	15.7	12.9	14.7	–	–	–	14.7	13.1	17.2
Total Return Performance										
1-Week	1.2 %	0.7 %	(1.7)%	4.8 %	2.1 %	-	0.7	0.7 %	(0.3)%	0.2 %
30-Day	3.6	1.2	(6.5)	4.6	(1.0)	6.3	(0.8)	0.2	(8.2)	(1.8)
3-Month	16.0	12.2	12.7	(0.6)	15.0	11.0	0.4	11.6	1.6	1.3
1-Year	18.2	17.0	8.3	6.0	20.3	9.7	4.0	9.0	6.1	(0.7)
5-Year	266.7	(28.2)	78.0	74.5	264.3	75.8	43.6	75.1	61.1	62.5

Source: Capital IQ, SNL Financial, Company filings.
Note: Market data as of December 31, 2015.
(1) Western US Peers include CACB, PCBK, RVSB, TSBK, PFLC and CZBC.
(2) SNL Price/EPS Estimate (2016).
(3) Tangible Book Value per Share as of 2014 (latest figure reported).

First Financial Northwest, Inc.

Strategic Initiatives



Lake Washington
Meadow Crest Early Childhood Center
McKnight Middle School
Memorial Beach Park
The Landing Shopping Center
Boeing 737 Plant
Boeing Renton
Highlands Park
Renton Municipal Airport
Renton Memorial Stadium
Airport Way
Renton High School
CITY CENTER
Liberty Park
Cedar River Park
Cedar River
Maple Valley Hwy
Cedar River Dog Park
Renton Shopping
HILL

Strategic Initiatives

ONGOING:

- Continue repurchasing shares; current plan authorizes repurchasing shares through April 27, 2016
- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Grow organically
  - Acquisition of whole bank(s), branches, or earning assets
- Branch Expansion
  - Mill Creek branch opened Q3 2015
  - Edmonds branch to open Q1 2016
  - The Landing (Renton) to open Q2 2016
  - Exploring - Strategically placed ATM's
  - Embrace technology in order to diversify deposit composition away from CDs
- Position the Bank to explore niche expansion opportunities
  - Grow market share of the Chinese/American sector
  - Expand other niche opportunities vacated, or not serviced, by other banks
  - Loan Participation/Acquisition

Strategic Initiatives *cont.*

- Hire experienced lending teams to pursue / expand niche markets
- Regulatory relations – Quarterly updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB Des Moines

COMPLETED

- Charter change to Washington State Commercial Bank – February 2016
- Core Processor conversion – Completed August 2015
- Expanded Board of Directors– August 2015
- Name change – Implemented September 2015
- Implemented Wealth Management products and services via LPL Financial $15 million under management at December 31, 2015

About the Company and the Bank

First Financial Northwest, Inc. is the parent company of First Financial Northwest Bank, a Washington chartered commercial bank headquartered in Renton, Washington, serving the Puget Sound Region. For additional information, please visit the Bank's website at www.ffnwb.com and click on the "Investor Relations" section.

First Financial Northwest, Inc.


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